UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 __________________________________________________
FORM 8-K

 __________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 27, 2013

 __________________________________________________
VOLCANO CORPORATION
(Exact name of registrant as specified in its charter)
 __________________________________________________

Delaware	000-52045	33-0928885
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3661 Valley Centre Drive, Suite 200 San Diego, California	92130
(Address of principal executive offices)	(Zip Code)
(800) 228-4728
(Registrant's telephone number, including area code)

 __________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ___________________________________________________________________________________________________________________________________________________________________________________________________________

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)
On March 29, 2013, John Onopchenko notified us of his resignation as a member of the Board of Directors (the “Board”) of Volcano Corporation (the “Company”), effective immediately. Mr. Onopchenko has agreed to become the Executive Vice President, Strategy, Business Development and Integration of the Company.
(d)
On March 29, 2013, the Board, upon the recommendation of the Corporate Governance and Compliance Committee of the Board, elected Siddartha Kadia, Ph.D. to the Board, effective March 29, 2013. Dr. Kadia will serve in the class of directors whose term of office expires at the Company's 2014 annual meeting of stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal. However, the Company intends to submit the ratification of Dr. Kadia's appointment to an advisory vote of the stockholders at the Company's 2013 annual meeting of stockholders. Dr. Kadia was appointed to the Corporate Governance and Compliance Committee of the Board, effective immediately upon his election to the Board.
In accordance with the Company's Non-Employee Director Compensation Policy, Dr. Kadia is entitled to receive a $50,000 annual retainer for service as a Board member. Additionally, Dr. Kadia will receive a supplemental annual retainer of $7,000 for service as a member of the Corporate Governance and Compliance Committee.
On March 29, 2013, in connection with his election to the Board and pursuant to the terms of Company's 2005 Equity Compensation Plan (the “Plan”) Dr. Kadia was granted an option to purchase 12,341 shares of Common Stock (the “Initial Options”) and a restricted stock unit award covering 3,930 shares of Common Stock (the “Initial RSU Grants”). The Initial Options vest as to 1/36th of the shares subject to the option per month on an equal monthly basis over a three-year period. The Initial RSU Grants vest as to 1/3 rd of the shares subject to the Initial RSU Grant on each anniversary of the date of grant. In addition, on March 29, 2013 , Dr. Kadia was granted an option to purchase 1,469 shares of Common Stock (the “Prorated Annual Options”) and an additional restricted stock unit award covering 467 shares of Common Stock (the “Prorated Annual RSU Grants”). The Prorated Annual Options vest in equal monthly installments over the next two months. The shares subject to the Prorated Annual RSU Grants vest in full on the earlier of the date of the Company's next annual meeting of stockholders and the date of the first anniversary of the last annual meeting of stockholders.
On the date of each annual meeting of stockholders in which he is elected or is then serving as a director, Dr. Kadia will receive (1) a stock option to purchase shares of the Company's Common Stock (an “Annual Option Grant”) covering the number of shares of Common Stock (rounded down to the nearest whole share) having a Black-Scholes value, determined as of the grant date, equal to $62,500 and (2) a restricted stock unit (an “Annual RSU Grant”) covering the number of shares of Common Stock (rounded down to the nearest whole share) having a Fair Market Value, determined as of the grant date pursuant to the applicable stock plan, equal to $62,500 (that is, $62,500 divided by the Fair Market Value of a share of Common Stock on the date of grant). The Annual Option Grants will vest as to 1/12th of the shares subject to the Annual Option Grant each month, commencing one month after the date of grant. The Annual RSU Grants will vest as to all of the shares subject to the Annual RSU Grant on the earlier of the date of the next annual meeting of the stockholders and the first anniversary of the date of grant.
Vesting of all of the options and RSUs referred to above will cease if Dr. Kadia resigns from the Board or otherwise ceases to serve as a non-employee director, unless the Board determines that the circumstances warrant continuation of vesting. If a change in control occurs, and unless otherwise determined by the Board prior to or in connection with such transaction, as of immediately prior to the effective time of the change in control, all outstanding stock awards under the Plan held by Dr. Kadia will automatically accelerate and become fully vested (and any repurchase rights thereon will immediately lapse in full) and exercisable (as applicable).
The Company also entered into a standard form of indemnification agreement with Dr. Kadia (the “Indemnification Agreement”) effective upon his election to the Board. The Indemnification Agreement provides, among other things, that the Company will indemnify the director, under the circumstances and to the extent provided for therein, for certain expenses which he may be required to pay in connection with certain claims to which he may be made a party by reason of his position as a director of the Company, and otherwise to the fullest extent permitted under Delaware law and the Company's Bylaws. The

Company's standard form of indemnification agreement was previously filed as Exhibit 10.1 to the Company's Registration Statement on Form S-1 (No. 333-132678), as originally filed on March 24, 2006, and is incorporated herein by reference.
There are no arrangements or understandings between Dr. Kadia and any other persons pursuant to which he was elected as a director of the Company. There are no family relationships between Dr. Kadia and any director, executive officer, or any person nominated or chosen by the Company to become a director or executive officer. There are no related person transactions (within the meaning of Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission) between Dr. Kadia and the Company.
(e)
Revised 2012 Bonuses and Equity Awards
On March 27, 2013, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Volcano Corporation (the “Company”) approved revised, reduced cash bonuses to be paid to the Company's Chief Executive Officer and Chief Financial Officer for performance in the year ended December 31, 2012 and granted to such executive officers additional time-vested restricted stock unit awards (“RSUs”), performance-based RSUs (“Performance RSUs”) and options to purchase the Company's common stock (“Options”), which are subject to time-based vesting as indicated below, all under the Company's Amended and Restated 2005 Equity Compensation Plan (the “Plan”). The vesting of the Performance RSUs is governed by the Company's 2013 Long Term Incentive Plan (the “LTI Plan”). The RSUs are evidenced by a Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreement (together, the “RSU Agreement”) and the Options are evidenced by a Stock Option Grant Notice and Stock Option Agreement (together, the “Option Agreement”) which, together with the Plan, set forth the terms and conditions of the RSUs and the Options, respectively.
The revised cash bonuses and additional equity awards were approved in order to correct a clerical error which resulted in the previously-paid bonus payments and equity grants not accurately reflecting the Committee's intention. The clerical error resulted in an overpayment of cash bonuses to the Chief Executive Officer and the Chief Financial Officer of $50,163 and $15,169, respectively, and corresponding decreases of the same amounts in equity grants awarded to these officers. The Chief Executive Officer and the Chief Financial Officer will return the overpaid bonuses back to us through salary deductions. The Options have an exercise price of $25.40 per share and the number of RSUs and Performance RSUs were also determined based on a per share value of $25.40, which is equal to the fair market value of the Company's common stock on February 19, 2013, and which is greater than the $22.36 fair market value per share on March 27, 2013, the date of grant. The determination regarding the number of Options, RSUs and Performance RSUs to grant was determined by reference to the $50,163 overpayment to the Chief Executive Officer and the $15,169 overpayment to Chief Financial Officer. The equity grants were allocated so that 50% of the value was in Options (with the number of shares determined based upon the Black-Scholes value that would have been applicable if the Options had been granted on February 19, 2013), 25% was in service-based RSUs (with the number of shares determined based upon the $25.40 per share trading price of our stock on February 19, 2013), and 25% was in performance-based RSUs (with the number of shares determined based upon the $25.40 per share trading price of our stock on February 19, 2013).
The following table sets forth the revised 2012 cash bonus payments and the number of additional RSUs and additional Options granted to each such executive officer as well as the additional number of Performance RSUs added to each such executive officer's Maximum Award under the LTI Plan:

Named Executive Officer	Title	Revised 2012 Bonus ($)	Additional Service-based RSUs (1)	Additional Options (2)	Additional Number of Performance RSUs added to the Maximum Award (3)
R. Scott Huennekens	President and Chief Executive Officer	557,369	987	1,640	493
John T. Dahldorf	Chief Financial Officer	168,549	298	496	149
(1) 25% of the RSUs will vest, if at all, each year on the anniversary of March 27, 2013, subject to the individual's continued service through each such date, so that the award is fully vested on the fourth anniversary of such date.
(2) 1/48th of the shares subject to each Option will vest, if at all, monthly following March 27, 2013, subject to the individual's continued service through each such date, so that the Option is fully vested on the fourth anniversary of March 27, 2013.
(3) The LTI Plan requires that the Company achieve at least 90% of the non-GAAP revenue target approved by the Board under the Company's 2013 annual operating plan (the “Performance Goal”) as an initial threshold before any portion of the

Performance RSUs will vest under the LTI Plan. If the threshold Performance Goal is not achieved, each participant will forfeit his entire award. If this threshold Performance Goal is achieved, the LTI Plan then provides for the calculation of the number of Performance RSUs that each participant may vest in as an “Actual Award” for up to the “Maximum Award,” based on the achievement, in fiscal year 2013, of the six sets of Key Factors for Success (“KFS”) approved by the Committee (collectively, the “Other Performance Goals”), with two sets weighted 20% each and four sets weighted 15% each. For each set of Other Performance Goals, the calculation is as follows:

Weight of Other Performance Goal	x	Number of Performance RSUs in Target Award	x	Achievement % of Other Performance Goal	=	Performance RSUs allocated to that achieved Other Performance Goal
The Actual Award earned equals the sum of the Performance RSUs allocated to each of the achieved Other Performance Goals. The achievement percentage for each Other Performance Goal is capped at 150%, such that if each Other Performance Goal is achieved at 150% of the target level of performance, the Actual Award will equal the Maximum Award. Any partial share of an Actual Award will be rounded down to the whole share.
The Committee will certify the achievement of the Performance Goals and the Other Performance Goals, and determine the Actual Award, shortly following the Company's 2013 fiscal year-end. In addition, as a condition to being eligible to vest in any part of the Maximum Award, a participant must be employed by the Company through the certification date. Once certified, the Actual Award will vest as to 1/3rd of the Actual Award on the date the Committee certifies achievement, and as to 1/3rd of the Actual Award on each of December 31, 2014 and December 31, 2015, subject to the participant's continued employment. Actual Awards are subject to recoupment from participants in accordance with any clawback policy that the Company is required to adopt pursuant to applicable laws.
The foregoing is only a brief description of the material terms of the RSUs, Options and Performance RSUs granted to the named executive officers on March 27, 2013, does not purport to be complete and is qualified in its entirety by reference to the Plan, the forms of RSU Agreement and Option Agreement under the Plan and the LTI Plan.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1
Form of Indemnification Agreement, previously filed as Exhibit 10.1 to the Company's Registration Statement on Form S-1 (No. 333-132678), as originally filed on March 24, 2006, and is incorporated herein by reference.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLCANO CORPORATION

By:	/ S / Darin Lippoldt
Darin Lippoldt Executive Vice President and General Counsel
Dated: April 2, 2013

Exhibit Index

Exhibit Number	Description

10.1
Form of Indemnification Agreement, previously filed as Exhibit 10.1 to the Company's Registration Statement on Form S-1 (No. 333-132678), as originally filed on March 24, 2006, and is incorporated herein by reference.